BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Opportunities V.I. Fund

(the “Fund”)

Supplement dated May 12, 2017 to the Prospectus and the Statement of Additional Information,

each dated May 1, 2017, as amended and supplemented to date

The information in this Supplement relating to the pending liquidation of the Fund is substantially similar to the information in the Supplement that was previously filed on May 2, 2017, except for the date of the expected liquidation of the Fund and the availability for certain investors to transact in shares of the Fund through the date of liquidation. In addition, this Supplement contains disclosure relating to the addition of a sub-adviser for the Fund.

As disclosed in previous Supplements, on March 27, 2017, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. (the “Company”) approved the liquidation of the BlackRock Global Opportunities V.I. Fund, a series of the Company, pursuant to the terms of a Plan of Liquidation.

In addition, on May 9, 2017, the Board approved the appointment of BlackRock International Limited as the sub-adviser of the Fund effective June 12, 2017, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund.

Liquidation

Under its Plan of Liquidation, the Fund is expected to be liquidated on or about October 31, 2017 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders of the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so.

Owners of the variable annuity or insurance contracts (each a “Contract”) offered by the insurance companies whose separate accounts are invested in the Fund should consult with their insurance company for information regarding:

•	the possibility of transferring their investment to other mutual funds sponsored and advised by BlackRock Advisors, LLC or its affiliates; and
•	the redirection of their assets that will occur on or about the Liquidation Date.

Contract owners are not expected to incur any tax liability in connection with the liquidation and dissolution of the Fund.

In connection with its liquidation, effective May 30, 2017, the Fund will be closed to new insurance company separate accounts, including through exchanges into the Fund from other funds of the Company. Contract owners of existing insurance company separate accounts for which the Fund is an investment option may continue to transact in the Fund’s shares until the Liquidation Date.

Addition of BlackRock International Limited as a Sub-Adviser of the Fund

Effective June 12, 2017, the following changes are made to the Prospectus and Statement of Additional Information, as applicable:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Opportunities V.I. Fund — Investment Manager” is amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The sixth paragraph from the end of the section of the Prospectus for Class I Shares entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into a sub-advisory agreement with BIL, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BIL a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of the Global Opportunities V.I. Fund, International V.I. Fund and a portion of the Managed Volatility V.I. Fund.

The sixth paragraph from the end of the section of the Prospectus for Class III Shares entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into a sub-advisory agreement with BIL, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BIL a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of the Global Opportunities V.I. Fund and a portion of the Managed Volatility V.I. Fund.

The third paragraph from the end of the section of the Prospectus entitled “Management of the Funds — BlackRock” is supplemented as follows:

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the sub-adviser will be included in the Global Opportunities V.I. Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2017.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is supplemented as follows:

With respect to Global Opportunities V.I. Fund, effective June 12, 2017, the Manager has entered into a Sub-Advisory Agreement with BIL pursuant to which BIL receives for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement.

Shareholders should retain this Supplement for future reference.

PRSAI-VARGO-0517SUP2